CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Income Statement [Abstract]
Product Sales	$ 1,499,010	$ 1,408,481
Revenues from Services	434,775	283,598
Total Revenue	1,933,785	1,692,079
Cost of sales	1,133,872	1,148,338
Gross profit	799,913	543,741
Selling, general and administrative expenses	3,093,295	2,214,238
Loss from operations	(2,293,382)	(1,670,497)
Other income (expense)
Interest income	69	30
Interest expense	(11,111)	(2,627)
Interest expense - related party	(362,627)
Total other income (expense), net	(373,669)	(2,597)
Net Loss	(2,667,051)	(1,673,094)
Preferred stock dividends
Series A, Series B, Series C and Series D preferred	280,682	338,684
Total preferred stock dividends	280,682	338,684
Net loss attributable to common shareholders	$ (2,947,733)	$ (2,011,778)
Basic and diluted net loss per share	$ (0.07)	$ (0.06)
Weighted average shares outstanding - Basic and diluted	39,867,371	34,587,695